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                      SECURITIES  AND EXCHANGE COMMISSION

                            WASHINGTON, DC    20549

                                   FORM 8-K

                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): December 18, 1997

                         INTEGRATED ORTHOPAEDICS, INC.
         ------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                                     TEXAS
                                     -----
                (State or other jurisdiction of incorporation)


               1-10677                                     76-0203483
               -------                                     ----------
      (Commission File Number)                          (I.R.S. Employer
                                                        Identification No.)


                          5858 Westheimer, Suite 500
                             Houston, Texas  77057
                             ---------------------
                    (Address of principal executive office,
                              including zip code)

      Registrant's telephone number, including area code:  (713) 225-5464

         ------------------------------------------------------------
         (former name or former address, if changed since last report)

The Exhibit Index is located at page    4   .
                                     -------

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.


On December 18, 1997, Integrated Orthopaedics, Inc. acquired (i) the accounts receivable and (ii) (a) 70% of the outstanding capital stock of Lancaster Orthopedic Group, Inc. ("LOG, Inc.") and (b) the irrevocable right to acquire the remaining 30% of the outstanding capital stock of LOG, Inc. on the same financial terms as the 70% of the capital stock acquired at the time of the transaction. The Company anticipates acquiring one-half of the remaining 30% of the LOG, Inc. stock in January 1998 and the balance of the outstanding LOG, Inc. stock in July 1998. At the time of the transaction, LOG, Inc. entered into a long-term management agreement with the medical practice conducted by Lancaster Orthopedic Group, P.C., ("LOG, PC"), an eleven-physician orthopaedic medicine practice located in Lancaster, Pennsylvania. Including the consideration the Company has delivered into trust to fund the anticipated acquisition of the remaining 30% of the LOG, Inc. stock, the Company delivered aggregate consideration of approximately $11,847,000, including (i) cash and estimated transaction costs of approximately $10,085,000 and (ii) 362,502 shares of the Company's common stock. In connection with the transaction, the Company also agreed to undertake operating leases covering the facilities from which LOG, Inc. had historically rendered its medical services. The use of these facilities will be provided to LOG, PC pursuant to the Company's obligations under the management agreement. The purchase price was determined after arms-length negotiations between the Company and the physician owners of LOG, Inc. The cash portion of the transaction was funded from the Company's existing cash reserves.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


     Pro forma financial information.

         To be filed on Form 8-K/A as soon as practicable, but not later than 60 days after this Form 8-K is filed.


     Exhibits.

         99.01* Stock Purchase Agreement by and among Integrated Orthopaedics, Inc., Wayne Conrad, MD, J. Paul Lyet, MD, Timothy Tymon, MD, Raymond Peart, MD, I. Stanley Porter, MD, Gary Zartman, MD, and Mark K. Perezous, MD dated December 15, 1997.

     * Schedules and exhibits have been omitted from the above listed agreement. The Company agrees to furnish a supplementary copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      INTEGRATED ORTHOPAEDICS, INC.
                                         (Registrant)



Date:  January 2, 1998                By /s/ Ronald E. Pierce
                                        -------------------------
                                        Ronald E. Pierce
                                        President

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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.        Description
-----------        -----------
   99.01           Stock Purchase Agreement by and among
                   Integrated Orthopaedics, Inc., Wayne
                   Conrad, MD, J. Paul Lyet, MD, Timothy
                   Tymon, MD, Raymond Peart, MD, I. Stanley
                   Porter, MD, Gary Zartman, MD, and Mark
                   K. Perezous, MD dated December 15, 1997.


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